                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               December 15, 1999
               Date of Report (Date of Earliest Event Reported)


 Headlands Mortgage Securities Inc. (as Sponsor of the Headlands Home Equity
       Loan Trust 1998-2 Revolving Home Equity Loan Asset-Backed Notes,
                                Series 1998-2)


                      HEADLANDS MORTGAGE SECURITIES INC.
                      ----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


      Delaware                  333-28031-3                    68-0397342
      --------                  -----------                    ----------
  (State or Other          (Commission File Number)         (I.R.S. Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)



          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events
           ------------

           Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands Home Equity Loan Trust 1998-2 Revolving Home Equity Loan Asset-Backed Notes Series, 1998-2 (the "Series 1998-2 Notes").

           The following exhibit which relates specifically to the Series 1998-2 Notes is included with this Current Report:

Item 7(c). Exhibits
           --------

           10.1 Monthly Payment Date Statement distributed to holders of Series 1998-2 Notes dated December 15, 1999.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 20, 1999



                                            GREENPOINT MORTGAGE SECURITIES INC.
                                            (SUCCESSOR TO HEADLANDS MORTGAGE
                                             SECURITIES INC.)



                                              By:   /s/ Gilbert J. MacQuarrie
                                                 -------------------------------
                                                 Gilbert J. MacQuarrie
                                                 Vice President, Treasurer and
                                                 Secretary
                                                 (Principal Financial Officer
                                                 and Principal Accounting
                                                 Officer)

                                 EXHIBIT INDEX


Exhibit Number                                                   Page Number
--------------                                                   -----------

10.1  Monthly Payment Date Statement distributed to holders
      of Series 1998-2 Notes dated December 15, 1999..................5